CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) - $ / shares	Mar. 31, 2025	Dec. 31, 2024	Sep. 11, 2024	Dec. 31, 2023
Common stock, par value (In dollars per share)			$ 0.0001
Angel Studios Inc. Cik0001671941
Common stock, par value (In dollars per share)	$ 0.001	$ 0.001		$ 0.001
Common stock, shares authorized	85,000,000	85,000,000		85,000,000
Common stock, shares issued	27,466,604	26,987,787		24,991,329
Common stock, shares outstanding	27,466,604	26,987,787		24,991,329